Exhibit 3.163

CERTIFICATE OF LIMITED PARTNERSHIP

OF

DCT HOLMESWOOD LANE LP

The undersigned on the 25th day of April, 2007, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

I. The name of the limited partnership is DCT Holmeswood Lane LP.

II. The address of the limited partnership’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the limited partnership’s registered agent for service is Corporation Service Company.

III. The name and mailing address of the general partner of the limited partnership is as follows:

DCT Holmeswood Lane GP LLC

518 17th Street

Suite 1700

Denver, CO 80202

IV. The limited partnership shall commence upon the filing of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of DCT Holmeswood Lane LP on this 25th day of April, 2007.

DCT HOLMESWOOD LANE GP LLC

By:	/s/ Howard L. Rosenberg
Howard L. Rosenberg
Authorized Person

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

DCT HOLMESWOOD LANE LP

The undersigned, desiring to amend the Certificate of Limited Partnership of DCT Holmeswood Lane LP pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is DCT Holmeswood Lane LP.

SECOND: Articles I and III of the Certificate of Limited Partnership shall be amended as follows:

I. The name of the limited partnership is DCT Holmescrest Lane LP.

III. The name and mailing address of the general partner of the limited partnership are as follows:

DCT Holmescrest Lane GP LLC

518 17th Avenue,

Suite 1700

Denver, CO 80202

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Limited Partnership on this 25th day of April, 2007.

DCT HOLMESCREST LANE GP LLC

By:	/s/ Howard L. Rosenberg
Howard L. Rosenberg
Authorized Person